THE TURKISH INVESTMENT FUND, INC.

DIRECTORS AND OFFICERS

Barton M. Biggs                  William G. Morton, Jr.
CHAIRMAN OF THE                  DIRECTOR
BOARD OF DIRECTORS
                                 Michael Nugent
Ronald E. Robison                DIRECTOR
PRESIDENT AND DIRECTOR
                                 Fergus Reid
John D. Barrett II               DIRECTOR
DIRECTOR
                                 Stefanie V. Chang
Thomas P. Gerrity                VICE PRESIDENT
DIRECTOR
                                 Lorraine Truten
Gerard E. Jones                  VICE PRESIDENT
DIRECTOR
                                 James W. Garrett
Joseph J. Kearns                 TREASURER
DIRECTOR
                                 Mary E. Mullin
Vincent R. McLean                SECRETARY
DIRECTOR
                                 Belinda A. Brady
C. Oscar Morong, Jr.             ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISERS
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

STOCKHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
(800) 278-4353

LEGAL COUNSEL
Clifford Chance US LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITOR
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

(C) 2002 Morgan Stanley


2002 ANNUAL REPORT

OCTOBER 31, 2002

[MORGAN STANLEY LOGO]

THE TURKISH INVESTMENT FUND, INC.


MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

THE TURKISH INVESTMENT FUND, INC.

OVERVIEW

LETTER TO STOCKHOLDERS

For the year ended October 31, 2002, the Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 3.86% compared to -6.23% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). On October 31, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $4.07, representing a 7.3% discount to the Fund's net asset value per share.

MARKET REVIEW

Outperformance versus the benchmark was driven by both stock selection and sector allocation. The strongest contribution to relative performance came from stock selection within sectors such as financials and materials. Stock selection from consumer staples detracted slightly from performance. On a sector allocation basis, our overweight in industrials and consumer discretionary coupled with an underweight stance in financials added positively to relative returns, while allocations to information technology detracted from performance.

In Turkey, equity market performance was hampered by concerns over Turkey's role in a mooted U.S. attack against neighboring Iraq and renewed political volatility. The market initially started on a strong note returning 59.9% during the first quarter ending January 31, 2002 as fresh International Monetary Fund
(IMF) funding and an improved macro-outlook supported overall market sentiment. However, renewed fears of a U.S. led war in Iraq coupled with a call for early elections weakened overall sentiment towards the country. Increased risk aversion led to six months of high interest rates from early May this year to late October and weakened much of the underlying fiscal improvement and some of the positive swing in the government's debt dynamics. Only surprisingly high growth and substantial real appreciation helped drive down Turkey's gross public sector debt-to-GDP ratio this year by an estimated 11.5%. Nevertheless, Turkish markets managed to end the period in review on a positive note rallying ahead of November 3rd elections and returning 16.0% in October 2002. Markets rebounded due to prospects that the then leading Pro-Islamic Justice and Development Party (AKP) would live up to campaign vows to support European Union
(EU) reforms and the economic stabilization program backed by a $16 billion dollar loan from the IMF. As of this writing the AKP won nearly two-thirds of the seats in parliament allowing for the formation of a single party government after years of fractious and unstable coalition governments. The AKP's decisive victory in the National Assembly is likely to lead to greater political stability after years of volatility. Early evidence shows that the AKP leader, Tayyip Erdogan, has managed to assure investors that he will form a competent government and support both IMF and EU reforms.

MARKET OUTLOOK

We expect the positive reaction to election results and progress on EU accession talks to result in a re-rating of Turkish equities. As political visibility continues to improve (both on the domestic as well as the geo-political front:
Iraq and Cyprus), we expect a greater level of reassurance that key policy issues such as EU reforms, fiscal discipline and the IMF program will remain on track. A return of political stability will also help real interest rates decline at a faster pace to more sustainable levels in light of the daunting debt dynamics profile. Despite the recent political uncertainty, GDP growth has been quite resilient in 2002 with 4.5% growth so far, after falling 9.4% in 2001. With November 3rd elections just completed, we will continue to monitor the political and geo-political developments closely as they will have a material impact on our outlook for Turkey. Despite these potential risks, we would expect growth to remain quite resilient in 2003-4, averaging 5-6% and driven primarily by lower real interest rates, as well as a pick-up in private investment and consumption. Within Turkey we currently remain overweight in industrials and consumer related sectors.

OTHER DEVELOPMENTS

In our ongoing efforts to reduce Fund expenses, the Fund will discontinue the distribution of first and third quarter stockholder reports. The Fund will continue to produce and distribute semi-annual and annual stockholder reports. Additionally, the Fund's portfolio holdings information that was contained in the first and third quarter reports will be available on our web site, which is www.morganstanley.com/im, beginning in March of 2003. If you have difficulty accessing or navigating the site, or if you would like us to send you a copy of the portfolio holdings, please call us at 1-800-221-6726 and we will be happy to assist you.

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
President and Director                                            November 2002

THE TURKISH INVESTMENT FUND, INC.

OCTOBER 31, 2002

INVESTMENT SUMMARY (UNAUDITED)

HISTORICAL INFORMATION

                                                                             TOTAL RETURN (%)
                                                 -----------------------------------------------------------------------
                                                     MARKET VALUE(1)         NET ASSET VALUE(2)            INDEX(3)
                                                 ------------------------------------------------------------------------
                                                                AVERAGE                  AVERAGE                 AVERAGE
                                                 CUMULATIVE      ANNUAL   CUMULATIVE      ANNUAL   CUMULATIVE     ANNUAL
-------------------------------------------------------------------------------------------------------------------------
One Year                                           (7.64)%     (7.64)%       3.86%       3.86%       (6.23)%      (6.23)%
Five Year                                         (24.07)      (5.36)      (28.71)      (6.54)      (57.86)      (15.87)
Ten Year                                            2.66        0.26        41.66        3.54        34.43         3.00
Since Inception*                                  (42.49)      (4.19)      (37.97)      (3.62)      (34.41)       (3.22)

Past performance is not predictive of future performance.

[CHART]


RETURNS AND PER SHARE INFORMATION


                                                              YEAR ENDED OCTOBER 31,
                             ------------------------------------------------------------------------------------------------------
                                1993       1994       1995      1996      1997      1998      1999       2000       2001     2002
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share    $  9.41    $  4.89    $  5.93    $ 5.57    $ 8.74   $  4.94    $ 9.52    $ 17.69    $  4.23   $ 4.39
Market Value Per Share       $ 10.38    $  6.88    $  5.88    $ 5.38    $ 7.63   $  4.31    $ 8.19    $ 13.38    $  4.41   $ 4.07
Premium/(Discount)              10.3%      40.7%      (0.8)%    (3.5)%   (12.7)%   (12.8)%   (14.0)%    (24.4)%      4.3%    (7.3)%
Income Dividends             $  0.04    $  0.12         --    $ 0.12    $ 0.14   $  0.14    $ 0.12    $  0.03         --   $ 0.00#
Capital Gains Distributions      --          --         --        --        --        --        --         --    $  3.23       --
Fund Total Return(2)          102.39%    (47.61)%    21.27%    (4.09)%   60.76%   (42.39)%   97.06%     86.09%    (67.47)%   3.86%
Index Total Return(3)         156.26%    (45.26)%    26.48%    (4.24)%   87.70%   (50.28)%   78.92%     56.80%    (67.78)%  (6.23)%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International (MSCI) Turkey Index is an unmanaged index of common stocks.
*   The Fund commenced operations on December 5, 1989.
#   Amount is less than $0.005 per share.

   FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY. IN ADDITION, INVESTING IN EMERGING MARKETS MAY INVOLVE A RELATIVELY HIGHER DEGREE OF VOLATILITY.

THE TURKISH INVESTMENT FUND, INC.

OCTOBER 31, 2002

PORTFOLIO SUMMARY (UNAUDITED)

ALLOCATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities                              96.3%
Short-Term Investments                          3.7%


INDUSTRIES

[CHART]

Banks                                          14.6%
Construction Materials                         12.3%
Building Products                               7.6%
Diversified Financials                          7.5%
Industrial Conglomerates                        7.4%
Other                                          50.6%


TEN LARGEST HOLDINGS*
                                              PERCENT OF
                                              NET ASSETS
1.   Akcansa Cimento AS                          9.0%
2.   Akbank TAS                                  7.9
3.   Trakya Cam Sanayii AS                       7.6
4.   Koc Holding AS                              7.5
5.   Enka Insaat ve Sanayi AS                    7.4
6.   Tupras-Turkiye Petrol Rafinerileri AS       7.4%
7.   Turkcell Iletisim Hizmetleri AS             6.7
8.   Turkiye Garanti Bankasi AS                  6.7
9.   Anadolu Efes Biracilik ve Malt Sanayii AS   6.6
10.  Hurriyet Gazetecilik ve Matbaacilik AS      5.9
                                                ----
                                                72.7%
                                                ====

* Excludes Short-Term Investments

THE TURKISH INVESTMENT FUND, INC.

STATEMENT OF NET ASSETS
OCTOBER 31, 2002

STATEMENT OF NET ASSETS


                                                                           VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
TURKISH COMMON STOCKS (96.8%)
(UNLESS OTHERWISE NOTED)
AEROSPACE & DEFENSE (3.1%)
   Aselsan Elektronik Sanayi
     ve Ticaret AS                                110,713,351 (a)        $   759
--------------------------------------------------------------------------------
AUTOMOBILES (0.0%)
   Ford Otomotiv Sanayi AS                            641,000 (a)              5
--------------------------------------------------------------------------------
BANKS (14.6%)
   Akbank TAS                                     683,152,600 (a)          1,955
   Turkiye Garanti Bankasi AS                   1,480,310,068 (a)          1,655
--------------------------------------------------------------------------------
                                                                           3,610
--------------------------------------------------------------------------------
BEVERAGES (6.6%)
   Anadolu Efes Biracilik ve
     Malt Sanayii AS                               92,065,000 (a)          1,647
--------------------------------------------------------------------------------
BUILDING PRODUCTS (7.6%)
   Trakya Cam Sanayii AS                          619,322,923              1,884
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (3.1%)
   Netas Northern Electric
     Telekomunikasyon AS                           51,500,000                775
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (12.3%)
   Akcansa Cimento AS                             379,589,000              2,241
   Cimsa Cimento Sanayi ve Ticaret AS             187,798,000                817
--------------------------------------------------------------------------------
                                                                           3,058
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (7.5%)
   Koc Holding AS                                 174,748,000 (a)          1,850
--------------------------------------------------------------------------------
FOOD & DRUG RETAIIING (4.9%)
   Migros Turk TAS                                 22,381,000              1,215
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES (5.0%)
   Arcelik AS                                     186,456,000 (a)          1,251
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (7.4%)
   Enka Insaat ve Sanayi AS                        34,020,369 (a)          1,846
--------------------------------------------------------------------------------
MEDIA (5.9%)
   Hurriyet Gazetecilik ve
     Matbaacilik AS                               608,511,620 (a)          1,451
--------------------------------------------------------------------------------
METALS & MINING (3.0%)
   Eregli Demir ve Celik
     Fabrikalari TAS                               71,850,000 (a)            750
--------------------------------------------------------------------------------
MULTILINE RETAIL (1.7%)
   Carsi Buyuk Magazacilik
     AS                                           429,722,000 (a)            410
--------------------------------------------------------------------------------
OIL & GAS (7.4%)
   Tupras-Turkiye Petrol
     Rafinerileri AS                              373,000,000              1,824
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (6.7%)
   Turkcell Iletisim Hizmetleri
    AS                                            280,413,168 (a)        $ 1,672
--------------------------------------------------------------------------------
TOTAL TURKISH COMMON STOCKS
  (Cost $23,730)                                                          24,007
--------------------------------------------------------------------------------
                                                       FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT   (3.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT   (3.7%)
         J.P. Morgan Securities Inc.,
         1.85%, dated 10/31/02,
         due 11/1/02 (Cost $928)                $         928 (b)            928
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
         (Cost $24,658)                                                  $24,935
--------------------------------------------------------------------------------
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
OTHER ASSETS (15.6%)
         Receivable for
           Investments Sold                     $       3,859
         Other                                              4              3,863
--------------------------------------------------------------------------------
LIABILITIES (-16.1%)
         Payable For:
           Investments Purchased                       (3,085)
           Overdraft Payable                             (734)
           Stockholder Reporting
             Expenses                                     (44)
           Professional Fees                              (43)
           Directors' Fees and
             Expenses                                     (27)
           U.S. Investment
             Advisory Fees                                (20)
           Custodian Fees                                 (14)
           Administrative Fees                             (4)
           Net Unrealized Loss on
             Foreign Currency
             Exchange Contracts                            (1)
         Other Liabilities                                (18)            (3,990)
--------------------------------------------------------------------------------
NET ASSETS (100%)
         Applicable to 5,649,846, issued and
           outstanding $ 0.01 par value shares
           (30,000,000 shares authorized)                                $24,808
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                  $4.39
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

THE TURKISH INVESTMENT FUND, INC.

STATEMENT OF NET ASSETS
OCTOBER 31, 2002

STATEMENT OF NET ASSETS (cont'd)


                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
AT OCTOBER 31, 2002, NET ASSETS CONSISTED OF:

    Common Stock                                                        $     56
    Paid-in Capital                                                       65,590
    Accumulated Net Investment Income (Loss)                                 (18)
    Accumulated Net Realized Gain (Loss)                                 (41,097)
    Unrealized Appreciation (Depreciation) on
       Investments and Foreign Currency Translations                         277
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                        $ 24,808
--------------------------------------------------------------------------------

(a) -- Non-income producing.
(b) -- The repurchase agreement is collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds. The value of the collateral at October 31, 2002 was $470,000. On November 1, 2002, the repurchase agreement matured, the principal amount of the agreement was returned to the Fund and the collateral was returned to the counterparty.
 @ --  Value is less than $500.
       October 31, 2002 exchange rate --
       Turkish lira (TRL) 1,678,100 = $1.00

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
The Fund had the following foreign currency exchange contract(s) open at period end:


    CURRENCY                                    IN                      NET
      TO                                      EXCHANGE              UNREALIZED
    DELIVER            VALUE  SETTLEMENT        FOR         VALUE   GAIN (LOSS)
     (000)              (000)   DATE           (000)         (000)    (000)
--------------------------------------------------------------------------------
US$              378    $378   11/4/02    TRL 636,409,852    $379       $1
US$               51      51   11/4/02    TRL  85,856,368      51      --@
TRL      770,735,917     460   11/1/02    US$         458     458       (2)
--------------------------------------------------------------------------------
                        $889                                 $888      $(1)

    The accompanying notes are an integral part of the financial statements.

THE TURKISH INVESTMENT FUND, INC.

FINANCIAL STATEMENTS


                                                                                                            YEAR ENDED
                                                                                                      OCTOBER 31, 2002
STATEMENT OF OPERATIONS                                                                                           (000)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $13 of foreign taxes withheld)                                                            $    406
  Interest                                                                                                          13
----------------------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENT INCOME                                                                                        419
----------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees                                                                                         290
  Administrative Fees                                                                                               85
  Professional Fees                                                                                                 71
  Custodian Fees                                                                                                    59
  Stockholder Reporting Expenses                                                                                    57
  Interest Expense                                                                                                   3
  Other Expenses                                                                                                     2
----------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES                                                                                                 567
----------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)                                                                                (148)
----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                                  (20,785)
  Foreign Currency Transactions                                                                                   (142)
----------------------------------------------------------------------------------------------------------------------
    NET REALIZED GAIN (LOSS)                                                                                   (20,927)
----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                   22,167
  Foreign Currency Translations                                                                                    (24)
----------------------------------------------------------------------------------------------------------------------
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                            22,143
----------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              1,216
----------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                           $  1,068
----------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED            YEAR ENDED
STATEMENT OF CHANGES IN NET ASSETS                                              OCTOBER 31, 2002      OCTOBER 31, 2001
                                                                                           (000)                 (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)                                                        $   (148)              $    371
   Net Realized Gain (Loss)                                                             (20,927)               (20,939)
   Change in Unrealized Appreciation (Depreciation)                                      22,143                (41,886)
----------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       1,068                (62,454)
----------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
   Net Investment Income                                                                    (26)                    --
   Net Realized Gain                                                                         --                (19,635)
----------------------------------------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                                                     (26)               (19,635)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Repurchase of Shares (434,459 and 29,500 shares, respectively)                        (1,952)                  (331)
----------------------------------------------------------------------------------------------------------------------
    TOTAL INCREASE (DECREASE)                                                              (910)               (82,420)
----------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                                                   25,718                108,138
----------------------------------------------------------------------------------------------------------------------
    END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF $18 AND $100,
      RESPECTIVELY)                                                                    $ 24,808               $ 25,718
----------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

THE TURKISH INVESTMENT FUND, INC.

OCTOBER 31, 2002

SELECTED PER SHARE DATA AND RATIOS


                                                                                      YEARS ENDED OCTOBER 31,
                                                               -------------------------------------------------------------------
                                                                  2002          2001            2000            1999         1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  4.23       $ 17.69        $   9.52         $  4.94      $  8.74
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                     (0.03)         0.06           (0.12)           0.05         0.14
Net Realized and Unrealized Gain (Loss) on Investments            0.18        (10.30)           8.03            4.58        (3.80)
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              0.15        (10.24)           7.91            4.63        (3.66)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
   Net Investment Income                                         (0.00)#          --           (0.03)          (0.12)       (0.14)
   Net Realized Gains                                               --         (3.23)             --              --           --
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (0.00)#       (3.23)          (0.03)          (0.12)        (0.14)
----------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased                        0.01          0.01            0.29            0.07            --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  4.39       $  4.23        $  17.69         $  9.52      $  4.94
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD                          $  4.07       $  4.41        $  13.38         $  8.19      $  4.31
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value                                                  (7.64)%      (55.14)%         63.60%          94.34%      (42.36)%
   Net Asset Value (1)                                            3.86%       (67.47)%         86.09%          97.06%      (42.39)%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)                          $24,808       $25,718        $108,138         $62,476      $34,551
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                           1.86%@        1.94%           1.26%           1.96%        1.71%
Ratio of Net Investment Income (Loss) to Average Net Assets      (0.49)%        0.83%         (0.57)%           0.66%        1.76%
Portfolio Turnover Rate                                            164%          163%            155%            175%          68%
----------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.
@ The effect of the reversal of the deferred directors' fees in fiscal year 2002 was to decrease the expense ratio by .23%.
#   Amount is less than $0.005 per share.

    The accompanying notes are an integral part of the financial statements.

THE TURKISH INVESTMENT FUND, INC.

OCTOBER 31, 2002


NOTES TO FINANCIAL STATEMENTS


     The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all securities listed on the Istanbul Stock Exchange are valued at the last quoted sales price. Unlisted securities and listed securities not traded on valuation date for which market quotations are readily available are valued at the mean of current bid and asked prices obtained from reputable brokers. Securities purchased with remaining maturities of sixty days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although actual calculations may be done by others.

 2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, it is the Fund's intention that a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

 3.  FOREIGN CURRENCY TRANSLATION:    The books and records of the Fund are
     maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     --investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

     --investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign

THE TURKISH INVESTMENT FUND, INC.

OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS (cont'd)

     currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

 4. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis.

 B. ADVISER: Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited provide investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund's first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

 C. ADMINISTRATOR: The JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the old Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. Effective October 1, 2002, under the new Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

 D. CUSTODIAN: The JPMorgan Chase Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

 E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

 The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:



      2002 DISTRIBUTIONS        2001 DISTRIBUTIONS
         PAID FROM:                  PAID FROM:
           (000)                       (000)
    ----------------------     ---------------------
                 LONG-TERM                 LONG-TERM
    ORDINARY       CAPITAL     ORDINARY      CAPITAL
      INCOME          GAIN       INCOME         GAIN
         $26           $--       $7,123      $12,512


The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are considered either temporary or permanent in nature.

THE TURKISH INVESTMENT FUND, INC.

OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS (cont'd)

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

At October 31, 2002, the U.S. Federal income tax cost basis of investments was $25,160,000 and accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $225,000, of which $1,067,000 related to appreciated securities and $1,292,000 related to depreciated securities. At October 31, 2002, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $40,595,000 available to offset future capital gains of which $15,443,000 will expire on October 31, 2009 and $25,152,000 to expire on October 31, 2010. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F. OTHER: During the year ended October 31, 2002, the Fund made purchases and sales totaling $48,995,000 and $51,358,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

A substantial portion of the Fund's net assets consists of equity securities of Turkish companies denominated in Turkish lira which may subject the Fund to investment risks not normally associated with investing in securities of U.S. corporations, including volatility and illiquidity of the Turkish securities markets and fluctuation in the value of the Turkish lira against the U.S. dollar which are influenced in part by the high inflation rate in Turkey.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions will be treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. At October 31, 2002, the deferred fees payable under the Compensation Plan totaled $27,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets. The deferred portion of Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the fiscal year ended October 31, 2002, Other Expenses were reduced by approximately $64,000, due to these fluctuations.

During the year ended October 31, 2002, the Fund incurred $61,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the year ended October 31, 2002, the Fund has repurchased 434,459 of its shares at an average discount of 2.98% from net asset value per share. From the inception of the program through October 31, 2002, the Fund has repurchased 1,396,709 of its shares at an average discount of 17.31% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

THE TURKISH INVESTMENT FUND, INC.

OCTOBER 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
THE TURKISH INVESTMENT FUND, INC.

We have audited the accompanying statement of net assets of The Turkish Investment Fund, Inc. (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1999 were audited by other auditors whose report, dated November 29, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Turkish Investment Fund, Inc. at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
December 3, 2002

THE TURKISH INVESTMENT FUND, INC.

OCTOBER 31, 2002

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS:


                                                                                            NUMBER OF
                                               TERM OF                                      PORTFOLIOS IN
                                               OFFICE AND                                   FUND              OTHER
                              POSITION(S)      LENGTH OF        PRINCIPAL OCCUPATION(S)     COMPLEX           DIRECTORSHIPS
NAME, AGE AND ADDRESS OF      HELD WITH        TIME             DURING PAST 5               OVERSEEN BY       HELD BY
DIRECTOR                      REGISTRANT       SERVED*          YEARS                       DIRECTOR**        DIRECTOR
------------------------      ----------       ----------       -----------------------     -------------     --------------------
John D. Barrett II  (67)      Director         Director         Chairman and                72                Director of the
565 Fifth Avenue                               since            Director of Barrett                           Ashforth Company
New York, NY 10017                             2000             Associates, Inc.                              (real estate).
                                                                (investment
                                                                counseling).

Thomas P. Gerrity  (61)       Director         Director         Professor of                72                Director, ICG
219 Grays Lane                                 since            Management, formerly                          Commerce, Inc.;
Haverford, PA 19041                            2001             Dean, Wharton School                          Sunoco; Fannie Mae;
                                                                of Business,                                  Reliance Group
                                                                University of                                 Holdings, Inc., CVS
                                                                Pennsylvania;                                 Corporation and
                                                                formerly Director,                            Knight-Ridder, Inc.
                                                                IKON Office
                                                                Solutions, Inc.,
                                                                Fiserv, Digital
                                                                Equipment
                                                                Corporation,
                                                                Investor Force
                                                                Holdings, Inc. and
                                                                Union Carbide
                                                                Corporation.

Gerard E. Jones (65)          Director         Director         Of Counsel, Shipman         72                Director of Tractor
Shipman & Goodwin, LLP                         since            & Goodwin, LLP (law                           Supply Company,
43 Arch Street                                 2000             firm).                                        Tiffany Foundation,
Greenwich, CT 06830                                                                                           and Fairfield County
                                                                                                              Foundation.

Joseph J. Kearns (60)         Director         Director         Investment                  72                Director, Electro
6287 Via Escondido                             since            consultant; formerly                          Rent Corporation and
Malibu, CA 90265                               2001             CFO of The J. Paul                            The Ford Family
                                                                Getty Trust.                                  Foundation.

Vincent R. McLean (71)        Director         Director         Formerly Executive          72                Director, Banner
702 Shackamaxon Drive                          since            Vice President,                               Life Insurance Co.;
Westfield, NJ 07090                            2001             Chief Financial                               William Penn Life
                                                                Officer, Director                             Insurance Company of
                                                                and Member of the                             New York.
                                                                Executive Committee
                                                                of Sperry
                                                                Corporation (now
                                                                part of Unisys
                                                                Corporation).


C. Oscar Morong, Jr. (67)     Director         Director         Managing Director,          72                Trustee of the
1385 Outlook Drive West                        since            Morong Capital                                mutual funds in the
Mountainside, NJ 07092                         2001             Management; formerly                          Smith
                                                                Senior Vice                                   Barney/CitiFunds
                                                                President and                                 fund complex;
                                                                Investment Manager                            Director, Ministers
                                                                for CREF, TIAA-CREF                           and Missionaries
                                                                Investment                                    Benefit Board of
                                                                Management, Inc.                              American Baptist
                                                                (investment                                   Churches.
                                                                management);
                                                                formerly Director,
                                                                The Indonesia Fund
                                                                (mutual fund).

William G. Morton, Jr. (65)   Director         Director         Chairman Emeritus           72                Director of Radio
100 Franklin Street                            since            and former Chief                              Shack Corporation
Boston, MA 02110                               1995             Executive Officer of                          (electronics).
                                                                Boston Stock
                                                                Exchange.

Michael Nugent  (66)          Director         Director         General Partner,            201               Director of various
c/o Triumph Capital, L.P.                      since            Triumph Capital,                              business
237 Park Avenue                                2001             L.P. (private                                 organizations;
New York, NY 10017                                              investment                                    Chairman of the
                                                                partnership);                                 Insurance Committee
                                                                formerly, Vice                                and Director or
                                                                President, Bankers                            Trustee of the
                                                                Trust Company and BT                          retail families of
                                                                Capital Corporation.                          funds advised by
                                                                                                              Morgan Stanley
                                                                                                              Investment Advisors
                                                                                                              Inc.

Fergus Reid  (70)             Director         Director         Chairman and Chief          72                Trustee and Director
85 Charles Colman Blvd.                        since            Executive Officer of                          of approximately 30
Pawling, NY 12564                              2000             Lumelite Plastics                             investment companies
                                                                Corporation.                                  in the JPMorgan
                                                                                                              Funds complex
                                                                                                              managed by JPMorgan
                                                                                                              Investment
                                                                                                              Management Inc.

THE TURKISH INVESTMENT FUND, INC.

OCTOBER 31, 2002

DIRECTOR AND OFFICER INFORMATION (cont'd)

INTERESTED DIRECTORS:


                                                                                            NUMBER OF
                                               TERM OF                                      PORTFOLIOS IN
                                               OFFICE AND                                   FUND              OTHER
                              POSITION(S)      LENGTH OF        PRINCIPAL OCCUPATION(S)     COMPLEX           DIRECTORSHIPS
NAME, AGE AND ADDRESS OF      HELD WITH        TIME             DURING PAST 5               OVERSEEN BY       HELD BY
DIRECTOR                      REGISTRANT       SERVED*          YEARS                       DIRECTOR**        DIRECTOR
------------------------      ----------       ----------       -----------------------     -------------     --------------------
Barton M. Biggs (69)          Chairman         Chairman         Chairman, Director          72                Member of the Yale
1221 Avenue of the Americas   and Director     and              and Managing                                  Development Board
New York, NY 10020                             Director         Director of Morgan
                                               since            Stanley Investment
                                               1995             Management Inc. and
                                                                Chairman and
                                                                Director of Morgan
                                                                Stanley Investment
                                                                Management Limited;
                                                                Managing Director of
                                                                Morgan Stanley & Co.
                                                                Incorporated;
                                                                Director and
                                                                Chairman of the
                                                                Board of various
                                                                U.S. registered
                                                                companies managed by
                                                                Morgan Stanley
                                                                Investment
                                                                Management Inc.

Ronald E. Robison (63)        President        President        President and               72
1221 Avenue of the Americas   and Director     and              Trustee; Chief
New York, NY 10020                             Director         Global Operations
                                               since            Officer and Managing
                                               2001             Director of Morgan
                                                                Stanley Investment
                                                                Management, Inc.;
                                                                Managing Director of
                                                                Morgan Stanley & Co.
                                                                Incorporated;
                                                                formerly, Managing
                                                                Director and Chief
                                                                Operating Officer of
                                                                TCW Investment
                                                                Management Company;
                                                                Director and
                                                                President of various
                                                                funds in the Fund
                                                                Complex.

-----------------------------------------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

THE TURKISH INVESTMENT FUND, INC.

OCTOBER 31, 2002

DIRECTOR AND OFFICER INFORMATION (cont'd)

OFFICERS:


                                                POSITION(S)     TERM OF OFFICE
                                                HELD WITH       AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER      REGISTRANT      TIME SERVED*        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------      ------------    ---------------     -----------------------------------------------
Ronald E. Robison (63)                          President       President since     Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.       and Director    2001 and            Director of Morgan Stanley Investment
1221 Avenue of the Americas                                     Director since      Management Inc.; Director and President of
New York, NY 10020                                              2001                various U.S. registered investment companies
                                                                                    managed by Morgan Stanley Investment
                                                                                    Management Inc.; Previously, Managing
                                                                                    Director and Chief Operating Officer of TCW
                                                                                    Investment Management Company.

Stefanie V. Chang (35)                          Vice            Vice President      Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.       President       since  1997         Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                         Management Inc.; formerly, practiced law with
New York, NY 10020                                                                  New York law firm of Rogers & Wells (now
                                                                                    Clifford Chance US LLP); Vice President of
                                                                                    certain funds in the Fund Complex.

Lorraine Truten (41)                            Vice            Vice President      Executive Director of Morgan Stanley
Morgan Stanley Investment Management Inc.       President       since 2001          Investment Management Inc.; Head of Global
1221 Avenue of the Americas                                                         Client Services, Morgan Stanley Investment
New York, NY 10020                                                                  Management Inc.; President, Morgan Stanley
                                                                                    Fund Distribution, Inc. formerly, President
                                                                                    of Morgan Stanley Institutional Fund Trust;
                                                                                    Vice President of certain funds in the Fund
                                                                                    Complex.

Mary E. Mullin (35)                             Secretary       Secretary since     Vice President of Morgan Stanley & Co., Inc.
Morgan Stanley Investment Management Inc.                       1999                and Morgan Stanley Investment Management,
1221 Avenue of the Americas                                                         Inc.; formerly, practiced law with the New
New York, NY 10020                                                                  York law firms of McDermott, Will & Emery and
                                                                                    Skadden, Arps, Slate, Meagher & Flom LLP;
                                                                                    Secretary of certain funds in the Fund
                                                                                    Complex.

James W. Garrett (33)                           Treasurer       Treasurer since     Vice President of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       2002                Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                         Management Inc. and Treasurer of various
New York, NY 10020                                                                  U.S. registered investment companies managed
                                                                                    by Morgan Stanley Investment Management
                                                                                    Inc.; Formerly, with Price Waterhouse LLP
                                                                                    (now PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                           Assistant       Assistant           Fund Administration Senior Manager, J.P.
J.P. Morgan Investor Services Co.               Treasurer       Treasurer since     Morgan Investor Services Co. (formerly Chase
73 Tremont Street                                               2001                Global Funds Services Company); formerly,
Boston, MA 02108-3913                                                               Senior Auditor at Price Waterhouse LLP (now
                                                                                    PricewaterhouseCoopers LLP). Assistant
                                                                                    Treasurer of certain funds in the Fund
                                                                                    Complex.

---------------------
* Each Officer serves an indefinite term, until his or her successor is elected.

THE TURKISH INVESTMENT FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

    In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

    Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


The Turkish Investment Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353